UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): February 11, 2008

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-079-0350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue

New York, NY, 10154

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 12, 2008, in connection with Mr. Cornelius’ election to serve as Chairman of the Board and Chief Executive Officer of the Registrant, the letter agreement dated April 26, 2007 between Mr. Cornelius and the Registrant (the “Employment Agreement”), was terminated. The Board will determine Mr. Cornelius’ new compensation arrangement when it makes its annual determinations concerning the compensation of all other members of senior management. Until such time, Mr. Cornelius will continue to receive an annual base salary of $1,400,000 that he had been entitled to receive under the Employment Agreement.

A copy of the letter agreement between Mr. Cornelius and the Registrant dated February 12, 2008 terminating the Employment Agreement is attached to this report as Exhibit 10.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On February 11, 2008, the Board amended the prior Bylaws numbered 34 and 35 of the Registrant to combine the positions of the Chairman of the Board and Chief Executive Officer. The prior Bylaws had separated the roles of the Chairman of the Board and Chief Executive Officer. In addition, the prior Bylaws numbered 9, 18, 21, 31 and 32 were amended to add a reference to the role of the Lead Independent Director. Corresponding changes throughout the Bylaws were made to reference the Chairman of the Board and Chief Executive Officer as one individual.

A copy of the revised Bylaws, effective February 11, 2008, is attached to this report as Exhibit 3.1.

Item 8.01.	On February 11, 2008, James D. Robinson III retired from his position as Chairman of the Board. Mr. Robinson will remain a director of the Registrant until the date of the 2008 Annual Meeting of Stockholders when he will retire pursuant to the mandatory retirement age policy for Board members.

On February 11, 2008, the Board of Directors elected James M. Cornelius, Chief Executive Officer of the Registrant, to serve as Chairman of the Board. Mr. Cornelius will serve as both Chairman of the Board and Chief Executive Officer of the Registrant.

On February 11, 2008, the Board of Directors elected Lewis B. Campbell to serve as Lead Independent Director.

A copy of the press release dated February 12, 2008 announcing the retirement of James D. Robinson III as Chairman of the Board, the election of James M. Cornelius as Chairman of the Board and the election of Lewis B. Campbell as Lead Independent Director is attached to this report as Exhibit 99.1.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Bylaws of the Registrant, effective as of February 11, 2008.

10.1	Letter Agreement dated February 12, 2008.

99.1	Press release dated February 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bristol-Myers Squibb Company

Dated: February 15, 2008	By:	/s/ Sandra Leung
	Name:	Sandra Leung
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.1	Bylaws of the Registrant, effective as of February 11, 2008.

10.1	Letter Agreement dated February 12, 2008.

99.1	Press release dated February 12, 2008.